AAM S&P Developed Markets High Dividend Value ETF
Schedule of Investments
January 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 96.0%
	Australia - 14.1%
7,319	AGL Energy, Ltd.	$39,454
24,367	Mirvac Group	38,976
442	Rio Tinto, Ltd.	39,443
1,765	Sonic Healthcare, Ltd.	39,276
11,653	South32, Ltd.	37,279
14,359	Stockland	39,764
1,492	Woodside Energy Group, Ltd.	38,122
8,339	Yancoal Australia, Ltd.	34,610
		306,924
	Belgium - 1.8%
539	KBC Group NV	39,724
	Canada - 1.8%
1,193	Open Text Corporation	39,902
	Denmark - 1.8%
18	AP Moller - Maersk A/S - Class A	38,130
	France - 5.6%
601	BNP Paribas SA	41,056
3,423	Credit Agricole SA	41,027
3,787	Orange SA	39,985
		122,068
	Germany - 7.3%
3,608	E.ON SE	39,130
1,093	Fresenius Medical Care AG & Company KGaA	40,823
539	Mercedes-Benz Group AG	39,893
1,367	Vonovia SE	38,407
		158,253
	Hong Kong - 5.4%
6,000	CK Asset Holdings, Ltd.	38,349
7,000	CK Infrastructure Holdings, Ltd.	38,891
4,500	Swire Pacific, Ltd. - Class A	41,220
		118,460
	Israel - 1.8%
2,119	ZIM Integrated Shipping Services, Ltd.	40,155
	Italy - 3.6%
2,036	Assicurazioni Generali SpA	39,581
2,572	Eni SpA	39,486
		79,067
	Japan - 18.1%
1,600	BIPROGY, Inc.	41,586
1,700	Honda Motor Company, Ltd.	41,923
2,000	Japan Tobacco, Inc.	40,832
1,900	Kawasaki Kisen Kaisha, Ltd.	39,360
1,600	Mitsui OSK Lines, Ltd.	39,432
1,600	Nippon Yusen KK	37,833
500	SCREEN Holdings Company, Ltd.	36,795
2,600	SUMCO Corporation	38,187
5,700	Sumitomo Pharma Company, Ltd.	39,886
1,200	Takeda Pharmaceutical Company, Ltd.	37,741
		393,575
	Netherlands - 1.9%
2,602	Stellantis NV	40,625
	Norway - 5.4%
1,305	Aker BP ASA	39,614
3,789	Telenor ASA	39,585
12,812	Var Energi ASA	38,789
		117,988
	Spain - 7.2%
5,670	Banco Bilbao Vizcaya Argentaria SA	39,798
1,983	Endesa SA	39,347
2,204	Red Electrica Corporation SA	38,873
10,295	Telefonica SA	38,988
		157,006
	Sweden - 5.5%
6,319	SSAB AB - Class B	42,803
4,338	Tele2 AB - Class B	37,373
6,788	Telefonaktiebolaget LM Ericsson - Class B	39,147
		119,323
	United Kingdom - 14.7%
900	Anglo American plc	38,408
1,041	British American Tobacco plc	39,678
2,322	GSK plc	40,686
1,568	Imperial Brands plc	39,206
13,304	J. Sainsbury plc	43,010
513	Rio Tinto plc	39,908
13,206	Tesco plc	39,978
34,957	Vodafone Group plc	40,075
		320,949
	TOTAL COMMON STOCKS (Cost $2,151,579)	2,092,149

	PREFERRED STOCKS - 3.7%
	Germany - 3.7%
423	Bayerische Motoren Werke AG	39,853
294	Volkswagen AG	40,531
	TOTAL PREFERRED STOCKS (Cost $73,023)	80,384

	SHORT-TERM INVESTMENTS - 0.4%
8,854	Invesco Government & Agency Portfolio, Institutional Class - 4.30% (a)	8,854
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,854)	8,854
	TOTAL INVESTMENTS (Cost $2,233,456) - 100.1%	2,181,387
	Liabilities in Excess of Other Assets - (0.1)%	(2,430)
	NET ASSETS - 100.0%	$2,178,957

	Percentages are stated as a percent of net assets.

(a)	Rate shown is the annualized seven-day yield as of January 31, 2023.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

AAM S&P Developed Markets High Dividend Value ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,092,149	$-	$-	$2,092,149
Preferred Stocks	80,384	-	-	80,384
Short-Term Investments	8,854	-	-	8,854
Total Investments in Securities	$2,181,387	$-	$-	$2,181,387
^See Schedule of Investments for breakout of investments by country classifications.
For the period ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.